UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 12, 2026
Corteva, Inc.
EIDP, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
Delaware	001-00815	51-0014090
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
9330 Zionsville Road,
Indianapolis, Indiana 46268
1000 N. West Street, Suite 900,
Wilmington, Delaware 19801
(Address of principal executive offices)(Zip Code)
(833) 267-8382
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Corteva, Inc.	Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange
EIDP, Inc.	$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
EIDP, Inc.	$4.50 Series Preferred Stock	CTAPrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01     Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired

As previously announced, on October 1, 2026, Corteva, Inc., (the “Company” or “Corteva”) completed the separation of the Company’s Seed Business into an independent publicly traded company, Vylor Inc. (“Vylor”) through a pro rata dividend in-kind of all of the then-issued and outstanding shares of common stock of Vylor to holders of the Company’s common stock as of the close of business on September 24, 2026 (the “spin-off”). Primarily as a result of, among other factors, Vylor’s (which is the legal spinnee) relative significance to New Corteva, for financial reporting purposes, Vylor has been treated as the “accounting spinnor” and therefore is the “accounting successor” to Corteva following the spin-off, notwithstanding the legal form of the spin-off described in the Vylor Registration Statement on Form 10. As a result, the historical consolidated financial statements of Corteva became the historical financial statements of Vylor for the periods prior to the spin-off.

The historical financial statements of New Corteva, the Company’s Crop Protection Business, are comprised solely of the accompanying Combined Financial Statements and notes which present the results of operations, financial position and cash flows of New Corteva, and have been derived from the combined financial statements and accounting records of Corteva using the historical results of operations and historical basis of assets and liabilities of Corteva. As New Corteva has historically operated as an operating segment of Corteva, separate financial statements for New Corteva have not historically been prepared. These Combined Financial Statements differ from historical operating segment results due to the differing bases of accounting used in their preparation. Additionally, these Combined Financial Statements may not reflect the financial statements had New Corteva been a stand-alone company. The Combined Financial Statements of New Corteva have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and, unless otherwise specified, have been presented to separately show the effects of discontinued operations.

These Combined Financial Statements comprise a combined report (“Combined Report”) being filed separately by New Corteva and New EIDP. New EIDP and its combined subsidiaries are also subsidiaries of New Corteva. New EIDP meets the conditions set forth in General Instruction I(1)(a), (b) and (d) of Form 10-K and General Instruction H(1)(a) and (b) of Form 10-Q is therefore filing its information within these Combined Financial Statements with the reduced disclosure format. Each of New Corteva and New EIDP is filing on its own behalf the information contained in this report that relates to itself, and neither company makes any representation as to information relating to the other company.

The interim Combined Financial Statements for each of New Corteva and New EIDP as of September 30, 2026, and for the three and nine months ended September 30, 2026 and 2025, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Non-GAAP financial measures for New Corteva for the three and nine months ended September 30, 2026 and 2025 are attached as Exhibit 99.2 hereto and incorporated herein by reference.

(d)    Exhibits

99.1	Interim Combined Financial Statements for each of New Corteva and New EIDP as of September 30, 2026 and December 31, 2025, and for the three and nine months ended September 30, 2026 and 2025
99.2	Non-GAAP Financial Measures for New Corteva for the three and nine months ended September 30, 2026 and 2025
104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corteva, Inc.
(Registrant)

Date: November 12, 2026	By:	/s/ Brian J. Titus
Name: Brian J. Titus
Title: Vice President, Corporate Finance & Accounting Officer

EIDP, Inc.
(Registrant)

Date: November 12, 2026	By:	/s/ Brian J. Titus
Name: Brian J. Titus
Title: Vice President, Corporate Finance & Accounting Officer